Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Mammatech Corporation (the "Company") on Form 10-QSB for the quarter ended February 29, 2008, (the "Report"), I, Mary Sellers, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


Date:  April 9, 2008
                                           /s/ Mary Sellers
                                           ----------------
                                           Mary Sellers, Chief Financial Officer










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